THE ADVISORS’ INNER CIRCLE FUND (the “Trust”)

TS&W Equity Portfolio (the “Fund”)

Supplement dated August 30, 2021

to the Fund’s Prospectus (the “Prospectus”)

and Statement of Additional Information (the “SAI”),

each dated March 1, 2021

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

A.	Proposed Reorganization of the Fund

As publicly announced on May 10, 2021, Thompson, Siegel & Walmsley LLC (“TSW”), the Fund’s investment adviser, entered into an agreement with Pendal Group Limited (“Pendal”), pursuant to which Pendal agreed to acquire all of the assets, intellectual property, books and records, and liabilities of TSW (the “Transaction”). Following the announcement of the Transaction, the Board of Trustees of the Trust (the “Board”) approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created series of the JOHCM Funds Trust (the “Acquiring Fund”) to which JOHCM (USA) Inc. (“JOHCM”), an indirect wholly-owned subsidiary of Pendal, will serve as investment adviser and TSW will serve as investment sub-adviser (the “Reorganization”).

The Acquiring Fund and the Fund are expected to have the same investment objective and portfolio management team and substantially the same investment policies, investment strategies, restrictions and risks. The Reorganization is intended to be tax-free, meaning that the Fund’s shareholders will become shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

The Reorganization is subject to shareholder approval, though no shareholder action is necessary at this time. Shareholders as of the record date (which will be a date in late September/early October 2021) will receive a proxy statement/prospectus that contains important information about the Reorganization and the Acquiring Fund, including information about investment strategies and risks, fees and expenses. Prior to the Reorganization, Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Prospectus. If shareholders approve the Reorganization and other closing conditions are met, the Reorganization is anticipated to close in December, 2021.

B.	Change in Control of TSW

The Transaction, which is separate from the Reorganization, closed on July 22, 2021. Although TSW currently remains the investment adviser to the Fund, the Transaction resulted in the automatic termination of TSW’s advisory agreement with the Fund. Prior to the Transaction’s closing, and in order to ensure continued investment advisory services for the Fund following the Transaction, the Board approved an interim advisory agreement between TSW and the Trust, on behalf of the Fund, pursuant to which TSW currently serves as investment adviser to the Fund. The interim advisory agreement will remain in effect for up to 150 days between the close of the Transaction on July 22, 2021 and shareholder approval of the Reorganization.

Accordingly, the Fund’s SAI is hereby amended and supplemented as follows:

1.	In the section of the SAI entitled “Investment Advisory and Other Services”, the following two paragraphs are inserted as the first two paragraphs of the subsection “Advisory Agreement with the Trust”:

 Advisory Agreement with the Trust. Effective July 22, 2021, Pendal Group Limited acquired the assets of the Adviser. This resulted in the automatic termination of the Adviser’s advisory agreement with the Fund. Pursuant to an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Interim Advisory Agreement”), the Adviser continues to serve as the Fund’s investment adviser. The Interim Advisory Agreement will continue in force for a period of up to 150 days, during which period shareholders are expected to be solicited to approve an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created series of JOHCM Funds Trust, which will be managed by JOHCM (USA), Inc. and sub-advised by the Adviser (the “Reorganization”).

 The Interim Advisory Agreement is substantially similar to the previous investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, except with respect to the term of the agreement, termination provisions and that the fees payable to the Adviser under the Interim Advisory Agreement are paid into an interest bearing escrow account, which will be released if shareholders approve the Reorganization.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund or the Acquiring Fund, nor is it a solicitation of any proxy. When it is available, please read the proxy statement/prospectus carefully before making any decision to invest or when considering the Reorganization. The proxy statement/prospectus will be available for free on the SEC’s website (www.sec.gov).

 PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TSW-SK-001-0100